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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        November 29, 2000
                                                --------------------------------

                                 Synopsys, Inc.
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             (Exact name of registrant as specified in its charter)

                  Delaware                                      000-19807                                   56-1546236
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        (State or Other Jurisdiction                           (Commission                                 (IRS Employer
              of Incorporation)                                File Number)                              Identification No.)

 700 East Middlefield Road, Mountain View, California            94043-4033
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     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:     (650) 962-5000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events.

     On November 29, 2000, the Registrant issued a press release reporting the results for the fourth fiscal quarter and the fiscal year ended October 28, 2000.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

         Exhibit No.         Description
         -----------         -----------
           99.1              Press Release of the Registrant, dated November 29, 2000, relating to the financial results for the fourth fiscal quarter and year ended
                             October 28, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYNOPSYS, INC.

Dated:  December 7, 2000               By: /S/ STEVEN K. SHEVICK
                                          ------------------------------
                                          Steven K. Shevick
                                          Corporate Secretary

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                                  EXHIBIT INDEX

         Exhibit No.         Description
         -----------         -----------
           99.1              Press Release of the Registrant, dated November 29, 2000, relating to the financial results for the fourth fiscal quarter and year ended
                             October 28, 2000.

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